SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT – December 5, 2012

(Date of earliest event reported)

honeywell international inc.

(Exact name of Registrant as specified in its Charter)

DELAWARE (State or other jurisdiction of incorporation)	1-8974 (Commission File Number)	22-2640650 (I.R.S. Employer Identification Number)

101 COLUMBIA ROAD, P.O. BOX 4000, MORRISTOWN, NEW JERSEY	07962-2497
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 455-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(c) On December 5, 2012, Honeywell International Inc. (“Honeywell” or the “Company”) announced that Adam Matteo will succeed Kathleen A. Winters as Vice President and Controller of the Company and will serve as the Company’s principal accounting officer. Ms. Winters has served as Controller since July 2009 and is becoming the Vice President and Chief Financial Officer of the Company’s Performance Materials and Technologies segment.

Mr. Matteo, age 37, joined Honeywell in 2006 and has served as Controller of the Company’s Automation and Control Solutions segment since 2011. Prior to that, he served as Assistant Controller of the Company and Director of Accounting Policy and Financial Controls.  Mr. Matteo will participate in compensation plans that have been previously disclosed or filed by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2012	Honeywell International Inc.

	By:	/s/ Katherine L. Adams
Katherine L. Adams
Senior Vice President and
General Counsel